UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4632

European Equity Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	06/30/06

ITEM 1.               REPORT TO STOCKHOLDERS


[GRAPHIC]                                                         THE EUROPEAN

                                                               EQUITY FUND, INC.

LETTER TO THE SHAREHOLDERS

     European equity markets, in line with global trends, experienced a difficult second quarter as investors started to question the sustainability of economic growth on the back of further central bank tightening, particularly in the US. In the subsequent wave of profit-taking and withdrawal from risk positions, the performance patterns of the earlier months of the year reversed and market segments associated with cyclicality suffered the most: the industrials, technology, financials and consumer discretionary sectors, small and mid-cap stocks and stocks with sizeable emerging markets exposure. Among

European countries, the Fund's focus markets of the European Monetary Union

(EMU) were comparatively weak with the MSCI EMU declining by 4.2%.(1) Germany and the Netherlands delivered the worst performance of the larger markets while

Spain fared better. Outside EMU, the UK market proved to be defensive while

Sweden corrected more strongly. The Fund's preferred non-EMU markets,

Switzerland and Norway, showed performance similar to the overall European market.

     For the six months ended June 30, 2006, the European Equity Fund's total return was 15.31% (not annualized) based on net asset value and 16.81% (not annualized) based on share price. During the same period, the Fund's benchmark*

gained 14.35% (not annualized).

     In the first half of 2006, the Fund's good relative performance mainly resulted from the application of several key strategic themes, including a preference for industrial and energy stocks. In addition, the Fund's holdings in the financials sector boosted performance. The Fund's performance was hindered by the sharp correction in the mid-cap segment, to which the Fund is more exposed than its benchmark. In the industrials sector, the Fund sold the remainder of its position in Solarworld after the stock's strong performance.

The proceeds were used to rebuild a position in Metso, which had suffered unduly in the market correction, providing an attractive re-entry opportunity. One of the key contributors to performance among the Fund's industrials holdings was

Vallourec, a pipe producer in the oil services sector. Within the energy sector,

the preference is still with the oil services stocks. However, the Fund has reduced its positions in Saipem and Acergy after their strong performance,

reinvesting the proceeds in Cie Fen de Geophysiq, a French oil exploration company, and Total, one of our preferred oil majors. The Fund's holdings in the financial sector continue to be a key source of strong relative performance,

despite the underperformance of Hypo Real Estate and Efg Eurobank during the second quarter. In particular, the Fund's cautious stance on ABN Amro and

Allianz contributed strongly to the Fund's relative performance during the second quarter. Healthcare company Essilor International, which is the global leader in corrective eyeglass lenses, also contributed positively to the relative performance. Among technology stocks, Ericsson reduced the Fund's relative performance during the second quarter, but remains a key holding for its exposure to emerging markets and new application growth in mobile infrastructure. Performance during the second quarter was also hindered by the

Fund's position in DaimlerChrysler, which underperformed the benchmark; the company is in the midst of a restructuring that should enhance shareholder value.

     On a country level, the Fund continued to reduce its exposure to German equities during the second quarter, as the valuation gap with the rest of Europe has closed. However, Germany remains the largest overweight country in the Fund,

while the Netherlands and Spain remain the largest underweight countries.

Switzerland, Norway, and Sweden continue to be key ex-benchmark countries.

     The European Equity Fund resumed its open-market purchases of its shares only to a small extent by buying 2,750 shares during the first six months of

2006.** The

   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,

        PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,

                        PLEASE VISIT www.germanyfund.com

                                        1


Fund's discount to net asset value for the six months ending June 30, 2006 was 9.91%, compared with 12.87% for the same period last year.

     At their June 20, 2006 Annual Meeting, the Fund's stockholders elected the four Directors who had been proposed by the Fund's Board and management. The stockholders also ratified the Board's selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the 2006 fiscal year.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

----------

(1)  The MSCI-EMU Index is an unmanaged capitalization-weighted index that is comprised of more than 300 stocks of companies domiciled in the 12 countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

*    As of November 1, 2005, the benchmark is the MSCI EMU Index. Prior to

     November 1, 2005, the benchmark was the DAX Index.

**   The share buy back program was suspended for a portion of the semi-annual period.

Sincerely,

/s/ Christian Strenger

--------------------------------

Christian Strenger

Chairman

   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,

        PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,

                       PLEASE VISIT www.newgermanyfund.com

                                        2


FUND HISTORY AS OF JUNE 30, 2006

ALL PERFORMANCE SHOWN IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDEND AND

CAPITAL GAIN DISTRIBUTIONS, AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT

RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT,

WHEN SOLD, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT

PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE

VISIT www.germanyfund.com FOR THE FUND'S MOST RECENT PERFORMANCE.

TOTAL RETURNS:




                       FOR THE

                     SIX MONTHS

                        ENDED                FOR THE YEARS ENDED DECEMBER 31,

                       JUNE 30,   -------------------------------------------------------

                       2006(b)      2005      2004       2003        2002         2001

                     ----------   -------   --------   --------   ----------   ----------


Net Asset Value(a)     15.31%     7.17%     12.58%     59.62%     (34.43)%     (25.57)%

Market Value(a)        16.81%     9.66%      7.25%     68.81%     (35.76)%     (24.95)%

Benchmark              14.35%(3)  8.41%(1)  15.91%(2)  65.16%(2)  (34.14)%(2)  (23.20)%(2)



(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Total returns shown for the six month period are not annualized.

----------

(1)  Represents DAX Index* for 1/1/05-10/31/05 and MSCI-EMU** for

     11/1/05-12/31/05.

(2)  Represents DAX Index*.

(3)  Represents MSCI-EMU Index**.

*    DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

**   MSCI-EMU Index is an unmanaged capitalization-weighted index that is comprised of more than 300 stocks of companies domiciled in the 12 countries utilizing the Euro currency.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

ON OCTOBER 27, 2005, THE FUND ADOPTED ITS CURRENT NAME AND INVESTMENT POLICIES.

PRIOR TO THAT DATE THE FUND WAS KNOWN AS THE GERMANY FUND AND ITS OBJECTIVE WAS

TO SEEK LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN GERMAN

EQUITIES.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region.

Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation,

notification and publication requirements of the German Investment Tax Act

(Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

                                        3


STATISTICS:

Net Assets                                                         $134,829,343

Shares Outstanding                                                   11,829,244

NAV Per Share                                                      $      11.40

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

 RECORD     PAYABLE                              ORDINARY   LT CAPITAL

  DATE       DATE                                 INCOME       GAINS     TOTAL

--------   --------                              --------   ----------   ------

05/05/06   05/15/06                               $0.090      $   --     $0.090

12/22/05   12/30/05                               $0.060      $   --     $0.060

12/22/04   12/31/04                               $0.025      $   --     $0.025

05/06/04   05/14/04                               $0.039      $   --     $0.039

11/19/02   11/29/02                               $0.010      $   --     $0.010

11/19/01   11/29/01                               $0.060      $   --     $0.060

09/03/01   09/17/01                                   --      $0.020     $0.020

11/20/00   11/29/00                                   --      $2.180     $2.180

09/01/00   09/15/00                               $0.190      $0.120     $0.310

OTHER INFORMATION:

NYSE Ticker Symbol                                                          EEA

NASDAQ Symbol                                                             XEEAX

Dividend Reinvestment Plan                                                  Yes

Voluntary Cash Purchase Program                                             Yes

Annualized Expense Ratio (6/30/06)*                                        1.70%

----------

*    Represents expense ratio before custody credits. Please see "Financial

     Highlights" section of this report.

                                        4


PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2006 (AS A % OF PORTFOLIO'S

MARKET VALUE*)

                                    [CHART]




Financials                   (34%)

Health Care                   (4%)

Industrials                  (15%)

Information Technology        (8%)

Telecommunication Services    (6%)

Utilities                     (4%)

Materials                     (7%)

Consumer Discretionary        (8%)

Consumer Staples              (4%)

Energy                       (10%)



10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2006 (AS A % OF PORTFOLIO'S MARKET

VALUE*)

1.  Total SA                    5.5

2.  Societe Generale            3.9

3.  E.ON                        3.6

4.  Banca Intesa Spa            3.5

5.  Siemens                     3.2

6.  DaimlerChrysler             3.1

7.  Axa                         2.9

8.  Capitalia Spa               2.9

9.  Hypo Real Estate Holding    2.9

10. Compagnie De Saint-Gobain   2.7

*    Percentage (%) of market value refers to all securities in the portfolio,

     except cash and equivalents.

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

                                        5


INTERVIEW WITH THE LEAD PORTFOLIO MANAGER -- RALF OBERBANNSCHEIDT

     QUESTION: WHAT IS THE IMPACT OF A STRONGER EURO ON THE EUROPEAN UNION'S

(EU) EXPORT-DRIVEN ECONOMY?

     ANSWER: Given the EU's sluggish domestic demand and its position as the world's leading export economy, appreciation of the euro currency is a critical factor to watch. The euro appreciated more than 8% vs. the US dollar in the first half of 2006. However, the latest trade data suggests that the recent appreciation in the euro has not yet dampened exports. Although demand from the

US appears to have slowed, overall export demand for European goods continued to increase through May, driven by demand from emerging markets and oil-producing countries, and survey data suggests that demand will remain robust. However,

part of the reason for this may be that exporting companies often absorb the cost of short-term currency fluctuations, rather than pass the costs on to their customers. This means that companies may see lower profit margins, especially if the current strength of the euro persists.

     QUESTION: AS GERMAN CHANCELLOR ANGELA MERKEL APPROACHES HER ONE-YEAR

ANNIVERSARY AT THE HELM, HAS HER COALITION GOVERNMENT BEEN ABLE TO MAKE ANY

PROGRESS ON REFORMS?

     ANSWER: Criticism that Ms. Merkel's reform program seems to be stalling comes on the heels of recent announcements by the government regarding details on two reform programs -- one addressing health care and the other addressing corporate taxes. After months of negotiations, the coalition government reached an agreement on a watered down health care reform that economists believe results in increased labor costs for companies and lower disposable income for households without fully meeting the financial needs of the healthcare system.

As far as the corporate tax reform, the overall impact of the recently announced plan will be a reduction in the corporate tax rate from 39% to 29%, resulting in

5 billion euros of tax relief. However, this reduction will be financed through a broadening of the tax base to include interest payments, which could discourage investment and is expected to increase the tax burden of smaller

German companies, which tend to rely more heavily on financing. Thus, Ms.

Merkel's government has produced some reforms, but they required significant compromise for the coalition to reach agreement.

     QUESTION: VIVIANE REDING, THE EU COMMISSIONER FOR INFORMATION SOCIETY AND

MEDIA, RECENTLY UNVEILED PLANS TO REGULATE ROAMING CHARGES ON MOBILE PHONES.

WHAT IS THE RATIONALE BEHIND THIS MOVE TOWARD INCREASED REGULATION?

     ANSWER: Pricing in the mobile phone market in the EU differs significantly from pricing in the US, where roaming is often included as part of a package of minutes. Mobile phone users in the EU pay international roaming charges averaging $1.50 per minute -- and depending on the location, the rates can be significantly higher. Someone from the UK, for example, could pay $4.00 per minute to call home from as close as France. This is primarily due to the fact that different companies operate the mobile networks in the various countries of the EU. Companies such as Vodafone in the UK, T-Mobile in Germany, and

Telefonica in Spain charge each other wholesale prices for their customers to use each other's networks. Currently, the mobile operators are not obligated to pass on any reduction in wholesale prices to their customers. The plan proposed by Ms. Reding is meant to reduce prices paid by the consumer by linking the retail price to the wholesale price and capping the retail price at 49 euro cents per minute. European mobile operators, who generate revenues of approximately $11 billion from roaming fees, have objected to the proposed regulation, saying that they have recently taken measures to offer reduced roaming rates to customers. The proposal's impact on mobile operators' bottom line is somewhat uncertain, as reduced per minute roaming rates could result in a higher volume of calls, but is expected to be negative overall. More importantly, mobile operators contend that the regulation will stifle innovation and discourage investment in faster networks. This comes at a time when EU regulation also puts the brakes on incentives for fixed line network upgrades.

The plan, which is subject to approval by the European Parliament, could go into effect within a year.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

                                        6


ECONOMIC OUTLOOK

     The recent equity market correction has put the macroeconomic debate over growth and inflation back into focus. The concerns are the same as before in similar market phases: economic growth is feared to slow down more than expected as the major central banks may fight accelerating inflation more aggressively.

Yet, evidence for such a scenario from actual data is scarce. As expectations are adjusted to reflect those concerns and investors scale down their risks,

particularly in the hitherto popular spread trades, the market is clearing some liquidity and momentum-driven exaggerations, providing a sound base for advances on the back of benign fundamentals: while global economic growth is likely to moderate it should remain robust enough to support further earnings growth in the corporate sector.

     Despite the volatility in the equity markets, European leading indicators continue to climb (the German Ifo, for example, reached a 15-year high in June),

fueling optimism for potential upwards revisions to GDP growth.(1) We continue to see variations across Euroland, with industrial production in Germany, for example, picking up while it contracted in France. In addition, the French INSEE was the one European indicator that declined in June. However, the services sector is doing better in France than Germany.

     We expect Euroland growth of about 2% for the remainder of the year;

however, for 2007 the combination of the ECB hiking cycle, a less positive export contribution to growth and fiscal consolidation from local governments could put pressure on the recent improvements. Although inflation remains above the ECB's 2% target due to the impact of higher energy prices, the core rate remains contained.

     The European Central Bank (ECB) raised interest rates by 0.50% in the first half of 2006. Although we expect another 0.50% hike in the second half of the year, we believe that the ECB does not want to jeopardize the economic recovery and that any sign of a deterioration in the economic outlook could mean the end of the rate hike cycle. This will have to be balanced as energy prices remain high and optimism rises for above-trend GDP growth.

----------

(1)  The Ifo Business Climate Index is a closely watched indicator of German business conditions, based on a monthly survey of about 7,000 companies. It is widely seen as a barometer for economic conditions in the whole of the

     Eurozone, which is a term used to describe the 11 EU countries that joined the third stage of EMU and adopted the euro. The Eurozone, or Euroland countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy,

     Luxembourg, The Netherlands, Portugal and Spain.

----------

The sources, opinions and forecasts expressed are as of July, 2006. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

                                        7


THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS -- JUNE 30, 2006 (UNAUDITED)

  SHARES                          DESCRIPTION                           VALUE

----------                        -----------                        -----------

INVESTMENTS IN GERMAN SECURITIES - 23.9%

             COMMON STOCKS - 22.2%

             AUTOMOBILES - 3.1%

    84,000   DaimlerChrysler                                         $ 4,147,332

                                                                     -----------

             CHEMICALS - 1.0%

    17,200   K + S                                                     1,386,488

                                                                     -----------

             ELECTRIC UTILITIES - 3.5%

    41,000   E.ON                                                      4,717,237

                                                                     -----------

             ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%

    17,000   Wincor Nixdorf                                            2,171,684

                                                                     -----------

             INDUSTRIAL CONGLOMERATES - 3.1%

    48,100   Siemens                                                   4,182,254

                                                                     -----------

             INDUSTRIAL GASES - 1.1%

    19,000   Linde                                                     1,463,105

                                                                     -----------

             MACHINERY - 0.9%

    17,000   Rheinmetall                                               1,184,377

                                                                     -----------

             REAL ESTATE - 2.8%

    62,500   Hypo Real Estate Holding                                  3,793,561

                                                                     -----------

             SOFTWARE - 2.5%

    16,000   SAP                                                       3,374,184

                                                                     -----------

             TEXTILES, APPAREL & LUXURY GOODS - 2.6%

    74,400   Adidas Salomon                                            3,554,488

                                                                     -----------

                Total Common Stocks

                (cost $16,155,293)                                    29,974,710

                                                                     -----------

             PREFERRED STOCKS - 1.6%

             HEALTHCARE PROVIDERS & SERVICES - 1.6%

    13,000   Fresenius

                (Cost $1,426,469)                                      2,164,143

                                                                     -----------

             RIGHTS - 0.1%

             CHEMICALS

    19,000   Linde AG - Rights

                (Cost $0)                                                 73,337

                                                                     -----------

                Total Investments in German Securities

                (cost $17,581,762)                                    32,212,190

                                                                     -----------

INVESTMENTS IN AUSTRIAN

   COMMON STOCKS - 3.2%

             COMMERCIAL BANKS -- 1.0%

    21,750   Wiener Staedt Vers.+                                    $ 1,278,739

                                                                     -----------

             CONSTRUCTION MATERIALS - 1.0%

    28,300   Wienerberger Ag+                                          1,349,150

                                                                     -----------

             INSURANCE - 1.2%

    50,000   Uniqa Versicherungen                                      1,623,187

                                                                     -----------

                Total Investments in Austrian Common Stocks

                (cost $3,789,263)                                      4,251,076

                                                                     -----------

INVESTMENTS IN DUTCH

   COMMON STOCKS - 1.3%

             FOOD & STAPLES RETAILING - 1.3%

    40,169   Koninklijke Numico Nv*

             (Cost $1,686,405)                                         1,801,521

                                                                     -----------

INVESTMENTS IN FRENCH

   COMMON STOCKS - 29.3%

             AIRLINES - 1.7%

    40,000   Zodiac SA*                                                2,247,922

                                                                     -----------

             BEVERAGES - 2.3%

    15,800   Pernod-Ricard                                             3,130,067

                                                                     -----------

             CONSTRUCTION MATERIALS - 2.7%

    50,000   Compagnie De Saint-Gobain+                                3,572,290

                                                                     -----------

             ELECTRICAL EQUIPMENT - 0.1%

     6,000   Legrand Promesses                                           168,709

                                                                     -----------

             ENERGY EQUIPMENT & SERVICES - 1.0%

     8,000   Cie Fen de Geophysiq                                      1,379,326

                                                                     -----------

             INDUSTRIAL CONGLOMERATES - 1.7%

    20,000   Neopost SA+                                               2,277,574

                                                                     -----------

             INSURANCE - 3.9%

   118,100   Axa                                                       3,873,213

    15,000   CNP Assurances                                            1,425,401

                                                                     -----------

                                                                       5,298,614

                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                                        8


  SHARES                         DESCRIPTION                           VALUE

----------                       -----------                       -------------

             METALS & MINING - 1.9%

     2,100   Vallourec+                                            $  2,522,969

                                                                   -------------

             NATIONAL COMMERCIAL BANKS - 3.8%

    35,000   Societe Generale                                          5,144,353

                                                                   -------------

             OIL, GAS & CONSUMABLE FUELS - 5.5%

   111,600   Total SA                                                  7,338,620

                                                                   -------------

             SPECIALTY RETAIL - 1.5%

    20,700   Essilor International                                     2,082,140

                                                                   -------------

             TELECOMMUNICATIONS SERVICES - 1.6%

   100,000   France Telecom SA                                         2,148,486

                                                                   -------------

             TEXTILES, APPAREL & LUXURY GOODS - 1.6%

    22,000   LVMH Moet Hennessy Loui V Sa                              2,181,972

                                                                   -------------

                Total Investments in French Common Stocks

                (cost $35,357,321)                                    39,493,042

                                                                   -------------

INVESTMENTS IN SWEDISH

   COMMON STOCKS - 2.3%

             COMMUNICATIONS EQUIPMENT - 2.3%

   940,000   Ericsson

                (Cost $3,151,496)                                      3,105,066

                                                                   -------------

INVESTMENTS IN ITALIAN

   COMMON STOCKS - 13.1%

             COMMERCIAL BANKS - 8.5%

   800,000   Banca Intesa Spa                                          4,682,958

    60,000   Banca Italease                                            3,005,324

   468,000   Capitalia Spa                                             3,837,137

                                                                   -------------

                                                                      11,525,419

                                                                   -------------

             ENERGY EQUIPMENT & SERVICES - 1.0%

    59,000   Saipem+                                                   1,342,261

                                                                   -------------

             HEALTHCARE PROVIDERS & SERVICES - 1.1%

   170,000   Amplifon Spa                                              1,445,978

                                                                   -------------

             INSURANCE - 2.5%

    70,000   Assicurazioni Generali+                               $   2,548,020

   150,000   Ergo Previdenza Spa+                                        847,380

                                                                   -------------

                                                                       3,395,400

                                                                   -------------

                Total Investments in Italian Common Stocks

                (cost $12,886,510)                                    17,709,058

                                                                   -------------

INVESTMENTS IN SWISS

   COMMON STOCKS - 5.7%

             DIVERSIFIED CONSUMER SERVICES - 1.3%

     1,900   SGS SA                                                    1,799,331

                                                                   -------------

             ELECTRICAL DISTRIBUTION --1.1%

   117,000   ABB Ltd*                                                  1,518,736

                                                                   -------------

             INSURANCE - 1.4%

    24,000   Baloise Holding -R                                        1,840,803

                                                                   -------------

             NATIONAL COMMERCIAL BANKS - 0.9%

    22,000   Credit Suisse Group                                       1,228,508

                                                                   -------------

             TEXTILES, APPAREL & LUXURY GOODS - 0.9%

     7,500   The Swatch Group Ag-B                                     1,264,389

                                                                   -------------

                Total Investments in Swiss Common Stocks

                (cost $6,270,478)                                      7,651,767

                                                                   -------------

INVESTMENTS IN FINNISH

   COMMON STOCKS - 2.7%

             MACHINERY - 1.5%

    57,000   METSO OYJ                                                 2,066,803

                                                                   -------------

             PAPER MILLS - 1.2%

    75,000   UPM-Kymene Oyj                                            1,615,199

                                                                   -------------

                Total Investments in Finnish Common Stock

                (Cost $3,684,976)                                      3,682,002

                                                                   -------------

    The accompanying notes are an integral part of the financial statements.

                                        9


  SHARES                         DESCRIPTION                          VALUE

----------                       -----------                      -------------

INVESTMENTS IN SPANISH COMMON STOCKS -- 5.7%

             COMMERCIAL BANKS - 1.9%

   126,100   Banco Bilbao Vizcaya Argentaria                      $   2,591,588

                                                                  -------------

             COMMUNICATIONS EQUIPMENT - 1.3%

    90,000   Indra Sistemas SA                                        1,765,695

                                                                  -------------

             DIVERSIFIED TELECOMMUNICATIONS - 2.5%

   200,000   Telefonica S.A.                                          3,328,172

                                                                  -------------

                Total Investments in Spanish Common Stocks

                (cost $7,181,507)                                     7,685,455

                                                                  -------------

INVESTMENTS IN NORWEGIAN

   COMMON STOCKS - 3.5%

             COMMERCIAL BANKS - 0.9%

   110,000   Sparebanken Midt-Norge                                   1,322,371

                                                                  -------------

             DIVERSIFIED FINANCIAL SERVICES - 0.7%

    32,000   Sparebanken Rogaland+                                      926,343

                                                                  -------------

             OIL, GAS & CONSUMABLE FUELS - 1.9%

    89,000   Statoil Asa                                              2,526,295

                                                                  -------------

                Total Investments in Norwegian Common Stocks

                (cost $6,620,738)                                     4,775,009

                                                                  -------------

INVESTMENTS IN LUXEMBOURG

   COMMON STOCKS - 0.8%

             ENERGY EQUIPMENT & SERVICES - 0.8%

    71,000   Acergy SA

                (Cost $733,396)                                       1,081,899

                                                                  -------------

INVESTMENTS IN BELGIAN COMMON STOCKS - 1.5%

             METALS & MINING - 1.5%

    15,000   Umicore

                (Cost $1,828,962)                                     2,001,505

                                                                  -------------

INVESTMENTS IN GREEK

   COMMON STOCKS - 3.9%

             COMMERCIAL BANKS - 1.1%

    51,600   EFG Eurobank                                         $   1,429,795

                                                                  -------------

             DIVERSIFIED FINANCIAL SERVICES - 1.0%

    85,000   Hellenic Exchanges SA                                    1,366,672

                                                                  -------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.8%

   110,000   Hellenic Telecommunications Organization SA*             2,420,977

                                                                  -------------

                Total Investments in Greek Common Stocks

                (cost $4,877,153)                                     5,217,444

                                                                  -------------

INVESTMENTS IN IRISH

   COMMON STOCKS - 1.5%

             COMMERCIAL BANKS - 1.5%

   131,000   Anglo Irish Bank Corp Plc

                (Cost $1,792,090)                                     2,034,288

                                                                  -------------

             Total Investments in Common Stocks -

                (cost $107,442,057)                                 132,701,322

                                                                  -------------

SECURITIES LENDING COLLATERAL - 11.6%

15,637,163   Daily Assets Fund Institutional, 5.1%++

             (cost $15,637,163)                                      15,637,163

                                                                  -------------

             Total Investments - 110%

                (cost $123,079,220)                                 148,338,485

             Liabilities in excess of cash and

                other assets - (10.0)%                              (13,509,142)

                                                                  -------------

             NET ASSETS-100.0%                                    $ 134,829,343

                                                                  =============

----------

*    Non-income producing security.

+    All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2006 amounted to $15,359,298 which is 11.4%

     of the net assets.

++   Represents collateral held in connection with securities lending Daily

     Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset

     Management, Inc. The rate shown is the annualized seven-day yield at period end.

    The accompanying notes are an integral part of the financial statements.

                                       10


THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2006 (UNAUDITED)

ASSETS

Investments in securities, at value, (cost $107,442,057) --

   including $15,359,298 of securities loaned                      $132,701,322

Investment in Daily Assets Fund Institutional

   (cost $15,637,163)*                                               15,637,163

Cash and foreign currency (cost $2,620,071)                           2,657,857

Dividends receivable                                                    362,975

Interest receivable                                                      20,189

Foreign withholding tax refund receivable                                38,980

Other assets                                                              8,297

                                                                   ------------

   Total assets                                                     151,426,783

                                                                   ------------

LIABILITIES

Payable upon return of securities loaned                             15,637,163

Payable for securities purchased                                        638,198

Management fee payable                                                   60,914

Investment advisory fee payable                                          33,828

Payable for Directors' fees and expenses                                 29,307

Other accrued expenses and payables                                     198,030

                                                                   ------------

   Total liabilities                                                 16,597,440

                                                                   ------------

Net assets, at value                                               $134,829,343

                                                                   ============

NET ASSETS

Net assets consist of:

Paid-in capital $.001 par (Authorized 80,000,000)                  $162,120,636

Cost of 5,020,032 shares held in Treasury                           (41,076,815)

Undistributed net investment income                                     656,092

Net unrealized appreciation of investments and

   foreign currency transactions                                     25,297,051

Accumulated net realized loss on investments and

   foreign currency transactions                                    (12,167,621)

                                                                   ------------

Net assets, at value                                               $134,829,343

                                                                   ------------

Net asset value per share ($134,829,343 / 11,829,244 shares of

   common stock issues and outstanding)                            $      11.40

                                                                   ============

----------

*    Represents collateral on securities loaned.

    The accompanying notes are an integral part of the financial statements.

                                       11


THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                    FOR THE SIX

                                                                    MONTHS ENDED

                                                                   JUNE 30, 2006

                                                                   -------------

NET INVESTMENT INCOME

   Investment Income

   Dividends (net of foreign withholding taxes of $428,553)         $ 2,713,319

   Securities lending income, including income from Daily

      Assets Fund Institutional, net of borrower rebates                174,489

   Interest                                                              10,002

                                                                    -----------

Total investment income                                               2,897,810

                                                                    -----------

Expenses:

   Management fee                                                       387,947

   Investment advisory fee                                              214,658

   Custodian and Transfer Agent's fees and expenses                      84,875

   Audit fee                                                             33,045

   Legal fees                                                           116,450

   Directors' fees and expenses                                          64,197

   Reports to shareholders                                              159,900

   NYSE listing fee                                                         798

   Miscellaneous                                                         60,545

                                                                    -----------

   Total expenses before custody credits                              1,122,415

   Less: custody credits*                                                (3,095)

                                                                    -----------

   Net expenses                                                       1,119,320

                                                                    -----------

Net investment income                                                 1,778,490

                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

   AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from:

   Investments                                                        8,662,384

   Foreign currency transactions                                      2,333,938

Net unrealized appreciation (depreciation) during the year on:

   Investments                                                        5,400,530

   Translations of other assets and liabilites from

      foreign currency                                                   45,378

                                                                    -----------

Net gain (loss) on investment and foreign currency transactions      16,442,230

                                                                    -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $18,220,720

                                                                    ===========

----------

*    The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

    The accompanying notes are an integral part of the financial statements.

                                       12


THE EUROPEAN EQUITY FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS




                                                                                FOR THE

                                                                           SIX MONTHS ENDED        FOR THE

                                                                             JUNE 30, 2006       YEAR ENDED

                                                                              (UNAUDITED)     DECEMBER 31, 2005

                                                                           ----------------   -----------------


INCREASE (DECREASE) IN NET ASSETS

Operations:

   Net investment income (loss)                                              $  1,778,490        $    945,199

   Net realized gain (loss) on:

      Investments                                                               8,662,384          28,976,458

      Foreign currency transactions                                             2,333,938             (37,493)

   Net unrealized appreciation (depreciation) on

      Investments                                                               5,400,530         (22,384,938)

      Translation of other assets and liabilities from foreign currency            45,378             (28,013)

                                                                             ------------        ------------

   Net increase (decrease) in net assets resulting from operations             18,220,720           7,471,213

                                                                             ------------        ------------

Distributions to shareholders:

   From net investment income                                                  (1,064,879)           (709,920)

                                                                             ------------        ------------

Fund share transactions:

   Cost of shares tendered (0 and 2,957,998 shares, respectively)                      --         (27,642,494)

   Cost of shares repurchased (2,750 and 183,700 shares, respectively)            (26,922)         (1,455,397)

                                                                             ------------        ------------

   Net increase (decrease) in net assets from capital share transactions          (26,922)        (29,097,891)

                                                                             ------------        ------------

   Increase (decrease) in net assets                                           17,128,919         (22,336,598)

Beginning of year                                                             117,700,424         140,037,022

                                                                             ------------        ------------

End of year (including undistributed net investment income

   of $656,092 and distributions in excess of net investment income of

   $57,519, as of June 30, 2006 and December 31, 2005, respectively)         $134,829,343        $117,700,424

                                                                             ============        ============



    The accompanying notes are an integral part of the financial statements.

                                       13


THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 2006 (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) (the "Fund")

was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986.

The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996

the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the

Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of

Directors of the Fund. The Fund calculates its net asset value per share at

11:30 a.m., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities principally trade would require adjustment to the closing market prices in order to reflect fair value.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

SECURITIES LENDING: The Fund may lend securities to financial institutions. The

Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid,

unencumbered assets having a value at least equal to or greater than the "Margin

Percentage" to the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Asset Management, Inc.

receives a management fee (.03% annual effective rate as of June 30, 2006) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received,

including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

                                       14


FUTURES CONTRACTS: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate,

currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge,

the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

CONTINGENCIES: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses.

The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue

Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

In July 2006, the Financial Accounting Standards Board (FASB) issued

Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an

interpretation of FASB Statement No. 109" (the "Interpretation"). The

Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns

(including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

At December 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $22,612,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until 12/31/2010,

the expiration date, whichever occurs first.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Manager Americas

Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with

Deutsche Asset Management International GmbH (the "Investment Adviser"). The

Manager and the Investment Adviser are affiliated companies.

                                       15


The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The

Investment Advisory Agreement provides the Investment Adviser with a fee,

computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2006, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .91% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of

Directors and pursuant to recommendations made by the Fund's Investment Adviser,

determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the

Investment Adviser, in accordance with the Fund's stated investment objectives,

policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

For the period ended June 30, 2006, Deutsche Bank AG, the German parent of the

Manager and Investment Adviser, and its affiliates received $8,574 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures.

Certain officers of the Fund are also officers of either the Manager or Deutsche

Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended Board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments,

for the period ended June 30, 2006 were $37,125,359 and $34,333,503,

respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the period ended June 30, 2006 and the year ended December 31, 2005, the

Fund purchased 2,750 and 183,700 of its shares of common stock on the open market at a total cost of $26,922 and $1,455,397, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 9.9% and 12.4% respectively. These shares are held in treasury.

                                       16


THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the years indicated:




                                            FOR THE SIX MONTHS                FOR THE YEARS ENDED DECEMBER 31,

                                              ENDED JUNE 30,     ---------------------------------------------------------

                                             2006 (UNAUDITED)      2005         2004          2003       2002       2001

                                            ------------------   --------     --------      --------   -------    --------


Per share operating performance:

Net asset value:

Beginning of year                                $   9.95        $   9.35     $   8.38      $   5.25   $  8.02    $  10.89

                                                 --------        --------     --------      --------   -------    --------

Net investment income (loss)                          ..15(a)          ..06(a)      (.01)(a)       ..02        --         .05

Net realized and unrealized gain (loss)

   on investments and foreign currency

   transactions                                      1.39             ..47         1.00          3.09     (2.78)      (2.84)

                                                 --------        --------     --------      --------   -------    --------

Increase (decrease) from investment

   operations                                        1.54             ..53          ..99          3.11     (2.78)      (2.79)

                                                 --------        --------     --------      --------   -------    --------

Increase resulting from share repurchases             ..00(b)          ..01          ..04           ..02       ..02         .01

                                                 --------        --------     --------      --------   -------    --------

Distributions from net investment income             (.09)           (.06)        (.06)           --        --        (.05)

Distributions from net realized  foreign

   currency gains                                      --              --           --            --      (.01)       (.01)

Distributions from net realized long-term

   capital gains                                       --              --           --            --        --        (.02)

                                                 --------        --------     --------      --------   -------    --------

Total distributions+                                 (.09)           (.06)        (.06)           --      (.01)       (.08)

                                                 --------        --------     --------      --------   -------    --------

Increase resulting from tender offer                   --             ..12           --            --        --          --

Dilution in net asset value from dividend

   reinvestment                                        --              --          ..00(b)         --        --        (.01)

                                                 --------        --------     --------      --------   -------    --------

Net asset value:

   End of year                                   $  11.40        $   9.95     $   9.35      $   8.38   $  5.25    $   8.02

                                                 ========        ========     ========      ========   =======    ========

Market value:

   End of year                                   $  10.25        $   8.84     $   8.11      $   7.63   $  4.52    $   7.05

Total investment return for the period:++

Based upon market value                             16.81%***        9.66%        7.25%        68.81%   (35.76)%    (24.95)%

Based upon net asset value                          15.31%***        7.17%       12.58%        59.62%   (34.43)%    (25.57)%

Ratio to average net assets:

Total expenses before custody credits*               1.70%**         1.74%        1.58%         1.77%     1.63%       1.47%

Net investment income (loss)                         1.33%****        ..70%        (.13)%         ..29%      ..03%        .53%

   Portfolio turnover                                  51%**          107%         205%          287%      112%        121%

Net assets at end of year (000's omitted)        $134,829        $117,700     $140,037      $130,442   $84,809    $133,793



----------

(a)  Based on average shares outstanding during the period.

(b)  Amount is less than $.005 per share.

+    For U.S. tax purposes, total distributions consisted of:




      Ordinary income                            $   (.09)       $   (.06)    $   (.06)           --   $  (.01)   $   (.06)

      Long term capital gains                          --              --           --            --        --        (.02)

                                                 --------        --------     --------      --------   -------    --------

                                                 $   (.09)       $   (.06)    $   (.06)           --   $  (.01)   $   (.08)

                                                 --------        --------     --------      --------   -------    --------



++   Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

*    The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.69%, 1.73%, 1.57%, 1.77%, 1.63% and 1.46% for 2006, 2005,

     2004, 2003, 2002 and 2001, respectively

**   Annualized

***  Not Annualized

**** Not Annualized. The ratio for the six months ended June 30, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

                                       17


THE EUROPEAN EQUITY FUND, INC.

REPORT OF STOCKHOLDERS' MEETING (UNAUDITED)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on

June 20, 2006. At the Meeting, the following matter was voted upon by the stockholders. The resulting votes are presented below:

1. To elect four Directors to serve a term of three years until their successors are elected and qualify.

                     NUMBER OF VOTES:

                     ----------------

DIRECTOR              FOR      WITHHELD

                   ---------   --------

Dr. Kurt Bock      9,309,299    231,688

Detlef Bierbaum    9,306,352    234,635

John H. Cannon     9,292,723    248,264

Dr. Frank Tromel   9,302,154    238,832

2. To ratify the appointment by the Audit Committee and the Board of Directors

of PricewaterhouseCoopers LLP, an independent registered public accounting firm,

as independent auditors for the fiscal year ending December 31, 2006.

                          NUMBER OF VOTES:

                          ----------------

                      FOR      AGAINST   ABSTAIN

                   ---------   -------   -------

                   9,391,039   101,542    48,407

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site -- www.germanyfund.com -- (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov.

To obtain a written copy of the Fund's policies and procedures without charge,

upon request, call us toll free at 1-800-437-6269.

                                       18


EXECUTIVE OFFICES

345 PARK AVENUE, NEW YORK, NY 10154

MANAGER

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

INVESTMENT ADVISER

DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

CUSTODIAN AND TRANSFER AGENT

INVESTORS BANK & TRUST COMPANY

LEGAL COUNSEL

SULLIVAN & CROMWELL LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

CHAIRMAN AND DIRECTOR

DETLEF BIERBAUM

DIRECTOR

KURT W. BOCK

DIRECTOR

JOHN A. BULT

DIRECTOR

RICHARD R. BURT

DIRECTOR

JOHN H. CANNON

DIRECTOR

DR. FRANK TROMEL

DIRECTOR

ROBERT H. WADSWORTH

DIRECTOR

WERNER WALBROL

DIRECTOR

MICHAEL CLARK*

PRESIDENT AND CHIEF EXECUTIVE OFFICER

PAUL H. SCHUBERT

CHIEF FINANCIAL OFFICER AND TREASURER

ELISA METZGER

CHIEF LEGAL OFFICER

PHILIP GALLO

CHIEF COMPLIANCE OFFICER

SCOTT MCHUGH**

ASSISTANT TREASURER

DAVID GOLDMAN**

SECRETARY

JOHN MILLETTE**

ASSISTANT SECRETARY

HONORARY DIRECTOR

OTTO WOLFF von AMERONGEN

46056 (8/06)

----------

*    Effective June 15, 2006.

**   Effective July 14, 2006.

                         VOLUNTARY CASH PURCHASE PROGRAM

                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend

Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company

                              Shareholder Services

                               P.O. Box 642 OPS22

                              Boston, MA 02117-0642

                               Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment

Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

                              [EEA LISTED NYSE(R) LOGO]

 Copies of this report, monthly fact sheets and other information are available at: www.germanyfund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or

617-443-6918 outside of the U.S.


SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. is a non-diversified, actively-managed Closed-End

Fund listed on the New York Stock Exchange with the symbol "EEA". The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche

Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange

Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW

YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called

"Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the

Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site:

www.germanyfund.com.

THERE ARE THREE CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY

WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

-    The European Equity Fund, Inc.--investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

-    The New Germany Fund, Inc.--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10%

     in any single country).

-    The Central Europe and Russia Fund, Inc.--investing primarily in Central

     European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY

(in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

20957

                                    [GRAPHIC]

                                  THE EUROPEAN

                                EQUITY FUND, INC.

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager Team Disclosure

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany

•	Master’s degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf

Michael Schmidt, CFA

Senior Fund Manager Equities; joined the Fund in 2005.

•

Managing Director, Deutsche Asset Management, Frankfurt (since 2005); Prior thereto Director, Deutsche Asset Management (2002-2005); prior thereto Vice President, Deutsche Asset Management (2001-2002).

•

Head of Portfolio Management Institutional Equity (since 2005) and Head of Equity Research Europe (since 2004), Deutsche Asset Management, Frankfurt; Prior thereto Head of Global Research Team for Telecommunications (2001 – 2004) as well as various positions in equity research and portfolio management (1994-2001).

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Ralf Oberbannscheidt	0
Michael Schmidt	0

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	2	$1,297,334,889	0	0
Michael Schmidt	0	0	0	0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Ralf Oberbannscheidt	0	0	0	0
Michael Schmidt	2	$339,959,631	0	0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	0	0	0	0
Michael Schmidt	4	$332,756,124	0	0

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased*	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0.0000	n/a	n/a
February 1 through February 28	0	$0.0000	n/a	n/a
March 1 through March 31	0	$0.0000	n/a	n/a
April 1 through April 30	0	$0.0000	n/a	n/a
May 1 through May 31	0	$0.0000	n/a	n/a
June 1 through June 30	2,750	$9.7898	n/a	n/a

Total	2,750	$9.7898	n/a	n/a

* All shares were purchased in open market transactions.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, a series of European Equity Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund, a series of European Equity Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 29, 2006